Income Taxes - Schedule of Net Deferred Tax Assets (Detail) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax asset
Net operating loss carryforward	$ 7,642,000	$ 5,585,000
Accrued interest	747,000	543,000
Federal research and development tax credits	113,000	568,000
Amortization of research expense	585,000	0
Right of use asset	29,000	0
Non-qualified deferred compensation	263,000	132,000
Accrued compensation	271,000	142,000
Change in fair value of derivative liabilities	275,000	632,000
Total deferred tax assets	9,925,000	7,602,000
Valuation allowance	(9,925,000)	(7,602,000)
Net deferred income tax assets	0	0
Alpha Healthcare Acquisition Corp. III [Member]
Deferred tax asset
Net operating loss carryforward	0	33,531
Startup/Organization expenses	362,459	62,930
Total deferred tax assets	362,459	96,461
Valuation allowance	(362,459)	(96,461)
Net deferred income tax assets	$ 0	$ 0